UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2015

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2015

QS BATTERYMARCH

GLOBAL DIVIDEND FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term capital appreciation and income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Batterymarch Global Dividend Fund for the twelve-month reporting period ended September 30, 2015. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

I am pleased to introduce myself as the new President and Chief Executive Officer of the Fund, succeeding Kenneth D. Fuller. I am honored to have been appointed to my new role. During my 27 year career with Legg Mason, I have seen the investment management industry evolve and expand. Throughout these changes, maintaining an unwavering focus on our shareholders and their needs has remained paramount.

Special shareholder notice

Effective March 31, 2015, the Fund previously known as QS Batterymarch Managed Volatility Global Dividend Fund was renamed QS Batterymarch Global Dividend Fund. The Fund’s investment objective, policies and strategies remain unchanged.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

II	QS Batterymarch Global Dividend Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

QS Batterymarch Global Dividend Fund	III

Investment commentary

Economic review

The pace of U.S. economic activity was mixed during the twelve months ended September 30, 2015 (the “reporting period”). Looking back, the U.S. Department of Commerce’s revised figures showed that fourth quarter 2014 U.S. gross domestic product (“GDP”)i growth was 2.1%. First quarter 2015 GDP growth then moderated to 0.6%. This was attributed to a number of factors, including a deceleration in personal consumption expenditures (“PCE”), along with negative contributions from exports, nonresidential fixed investment, and state and local government spending. Economic activity then accelerated, as second quarter GDP growth was 3.9%. The upturn was driven by increasing exports, accelerating PCE, declining imports, expanding state and local government spending, and rising nonresidential fixed investment. The U.S. Department of Commerce’s initial reading for third quarter 2015 GDP growth — released after the reporting period ended — was 1.5%. Decelerating growth was primarily due to a downturn in private inventory investment and decelerations in exports, nonresidential fixed investment, PCE, state and local government spending, and residential fixed investment.

The labor market was a tailwind for the economy during the reporting period. When the period began, unemployment was 5.7%, as reported by the U.S. Department of Labor. By September 2015, unemployment was 5.1%, equaling its lowest level since April 2008.

Turning to the global economy, in its October 2015 World Economic Outlook Update, released after the close of the reporting period, the International Monetary Fund (“IMF”) said “Prospects across the main countries and regions remain uneven. Relative to last year, the recovery in advanced economies is expected to pick up slightly, while activity in emerging market and developing economies is projected to slow for the fifth year in a row, primarily reflecting weaker prospects for some large emerging market economies and oil-exporting countries.” From a regional perspective, the IMF projects that 2015 growth in the Eurozone will be 1.5%, versus 0.9% in 2014. Japan’s economy is expected to expand 0.6% in 2015, compared to a contraction of -0.1% in 2014. Elsewhere, the IMF said that overall growth in emerging market countries will decelerate in 2015, with growth of 4.0% versus 4.6% in 2014.

The Federal Reserve Board (“Fed”)ii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed maintained the federal funds rateiii at a historically low range between zero and 0.25% during the twelve months ended September 30, 2015. However, in October 2014 the Fed ended its asset purchase program that was announced in December 2012. In December 2014, the Fed said that “it can be patient in beginning to normalize the stance of monetary policy.” At its meeting that concluded on July 29, 2015, the Fed said “The Committee currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.” At its meeting that ended on September 17, 2015, the Fed decided to maintain the target between zero and

IV	QS Batterymarch Global Dividend Fund

0.25%. Finally, at its meeting that concluded on October 28, 2015, after the close of the reporting period, the Fed said, “In determining whether it will be appropriate to raise the target range at its next meeting, the Committee will assess progress — both realized and expected — toward its objectives of maximum employment and 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)iv took a number of actions to stimulate growth and ward off deflation. The ECB reduced rates in June and September 2014. Then, in January 2015 the ECB announced that, beginning in March 2015, it would start a €60 billion-a-month bond buying program that is expected to run until September 2016. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, after holding rates steady at 6.0% since July 2012, the People’s Bank of China lowered rates five times from November 23, 2014 to August 25, 2015. On October 23, 2015, after the reporting period ended, China’s central bank again cut rates, pushing them down to 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 30, 2015

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

QS Batterymarch Global Dividend Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term capital appreciation and income. Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-related securities that provide investment income, dividend payments or other distributions or in other investments with similar economic characteristics. As a global fund, the Fund can seek investment opportunities anywhere in the world, and under normal circumstances, the Fund invests in at least three countries, which may include the United States. The Fund can invest without limitation in foreign securities in any country, including countries with developed or emerging markets. The Fund may invest in issuers of any market capitalization.

We typically emphasize investments in stocks expected to pay dividends and favors stocks that have shown more stable return characteristics as identified by our proprietary security risk assessment process. Dividend paying stocks are identified by using a combination of historical dividend payments and future dividend estimates from third party analyst databases, as available. We pursue the Fund’s investment objectives by creating an equity portfolio of primarily dividend-paying stocks using quantitative investment models to assist with stock selection, portfolio construction and risk control.

We seek to manage volatility through analyzing outputs from our multifactor risk model and measurements of each stock’s risk relative to the overall risk of the equity markets (beta) and looking for companies that offer a combination of attractive yields, high dividend growth, a record of increasing dividends and the cash flow to support dividend payments. Both of these types of risk measures (statistical and fundamental) are used to assist us in constructing a portfolio of securities for the Fund.

Additionally, elements of our multidimensional stock ranking model, primarily cash-flow related factors, are used to identify securities that we believe will have less volatility than the overall equity markets. We evaluate our investment models over time and the factors used in the models may change. We may take additional, non-quantitative factors into account when selecting portfolio securities, including our macroeconomic outlook.

Q. What were the overall market conditions during the Fund’s reporting period?

A. For the twelve-month reporting period ended September 30, 2015, all regions and virtually all sectors were in negative territory despite a solid start to the period. For the fourth quarter of 2014, global equities advanced modestly, as market watchers appeared to be balancing optimism concerning the U.S. and Japanese economies with concerns over a weakening Europe and geopolitical turmoil globally.

Over the remainder of the period, investor concerns regarding global growth, political tensions, and plunging oil prices led to increased volatility across markets. Early in 2015, Greece selected an anti-austerity government and oil prices continued to slide. However, global equities continued to advance until the last week of June 2015 when global markets declined on halted negotiations between the European Central Bank (“ECB”)i and Greece, as well as a steep

QS Batterymarch Global Dividend Fund 2015 Annual Report	1

Fund overview (cont’d)

drop in the Chinese stock market. While a July 5, 2015 referendum in Greece brought a cash-for-reform deal, economic sentiment there hit its lowest level in almost three years, hurt by banking restrictions and political uncertainty in the country.

Global equities declined across all regions and sectors for the final quarter of the reporting period in reaction to China’s slowdown and commodity price declines. Developed markets began the quarter on a positive note as a deal was reached between Greece and its creditors, resolution on a nuclear deal with Iran appeared to be imminent, and economic data was better than expected. By August, though, investors across the globe sold off equities in reaction to several events, including China’s depreciation of its currency, which dropped by over 4% compared with the U.S. dollar during the second week, and continued pressure on commodity prices. On September 17, 2015 the Federal Reserve Board (“Fed”)ii announced it was keeping the fed funds rateiii unchanged, causing investors to speculate that global growth was far weaker than anticipated.

The U.S. led the global markets, as measured by the MSCI All Country World Index (“MSCI ACWI”)iv, for the twelve-month period, benefiting early in 2015 from an improving economy, with growth in manufacturing, increased capital investment and employment gains. However the 6% decline for the final quarter of the reporting period, as measured by the MSCI ACWI, brought the return for the twelve-month period into negative territory. After steady gains for the last several years and reaching an all-time high during the second quarter of 2015, the market appeared poised for a sell off amid questions about whether the Fed will raise interest rates later this year. The Fed decided against the anticipated interest rate lift off at its September 2015 meeting, showing caution in the face of global growth concerns impacting the U.S. The September 2015 employment data seems to validate this concern, and the market is now assigning a lower probability of rate increases for the remainder of the year.

That said, personal income continues to grow at a healthy rate, personal savings rates are high, and energy prices are low. Finally, monetary policy remains very accommodative and financial conditions continue to be conducive to growth.

Japan, also a part of the benchmark, outperformed the market overall, benefiting from both monetary and fiscal policy that is tilted towards increasing gross domestic product (“GDP”)v growth and softening restrictive labor market policies. In addition there have been improvements at the micro level; individual companies seem to be finally acknowledging the need to generate appropriate returns for shareholders and taking steps to improve return-on-equities.

Japan saw the largest declines of the developed markets in the final quarter of the reporting period, as its economy began growing more slowly on weak business investment and consumer spending. Still, continued support from the central bank and increased attention to generating appropriate returns for shareholders should support the local market. Corporate profits are actually very healthy, and other indicators (like wage growth, employment and real estate prices) are positive.

Continental Europe, a subset of the benchmark, experienced volatility throughout

2	QS Batterymarch Global Dividend Fund 2015 Annual Report

the period, often as a result of changing prospects for a resolution with Greece. Early 2015 saw the benefits of an announcement of quantitative easing and improved employment and manufacturing data. While talks broke down between the ECB and Greece in June 2015 before the July 5, 2015 referendum, for much of the second quarter of 2015 equity inflows continued, as the economic outlook for Germany and a number of other markets, including Spain and France, looked promising. European markets declined over 8% in the final quarter, with Greece plunging in the aftermath of its unpopular bailout plan and an influx of refugees from the Middle East conflicts. Economic data continued to be mixed, with economies like Germany, Ireland and Spain continuing to see solid improvement, but Italy and France continuing to disappoint. At the aggregate level Europe continued to recover at a slow pace, and debt levels generally remain high, all but guarantying continued aid from the ECB.

The UK, a part of the benchmark, underperformed the other major markets for the twelve-month reporting period, despite a victory for the standing conservative government in May which was viewed as a positive for investors. While gains were broad based in the second calendar quarter of 2015, at the end of the reporting period Materials, Industrials and banks had steep declines. The Bank of England is thinking of raising rates, as inflation is rising amid strong housing gains.

Across regions, the Energy sector was hard hit given plunging oil prices. The Materials sector suffered as well. Not surprisingly, the resource-based Australia, New Zealand and Canada regions had the weakest returns globally, as commodities were weak.

Q. How did we respond to these changing market conditions?

A. Our process focuses on building a portfolio with attractive income and lower volatility than the market overall. We believe that these characteristics will allow us to provide some protection in down markets while still participating in up markets. We strongly believe in the value of a diversified portfolio based on both fundamental and quantitative measures regardless of the environment, but particularly during times of extreme market volatility. Thus changing market conditions did not warrant a change in our process.

Performance review

For the twelve months ended September 30, 2015, Class IS shares of QS Batterymarch Global Dividend Fund returned 3.59%. The Fund’s unmanaged benchmark, the MSCI All Country World Index, returned -6.66% for the same period. The Lipper Global Equity Income Funds Category Average1 returned -7.54% over the same time frame.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 146 funds in the Fund’s Lipper category, and excluding sales charges.

QS Batterymarch Global Dividend Fund 2015 Annual Report	3

Fund overview (cont’d)

Performance Snapshot as of September 30, 2015 (unaudited)
	6 months	12 months
QS Batterymarch Global Dividend Fund:
Class FI	-3.44%	3.10%
Class I	-3.28%	N/A
Class IS	-3.28%	3.59%
MSCI All Country World Index	-9.13%	-6.66%
Lipper Global Equity Income Funds Category Average[1]	-7.97%	-7.54%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance of Class A, Class A2 and Class C shares are not shown because the inception date for these share classes was September 18, 2015, April 13, 2015 and September 18, 2015, respectively.

Performance of Class I shares for the twelve-month period is not shown because the inception date for this share class was March 2, 2015.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated April 10, 2015, the gross total annual operating expense ratio for FI, Class I and Class IS shares was 11.97%, 6.35% and 6.20%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class FI shares, 0.95% for Class I shares and 0.85% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2015, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 154 funds for the six-month period and among the 146 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	QS Batterymarch Global Dividend Fund 2015 Annual Report

recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. Stock selection was strong for the one-year period in all regions and most sectors, led by selection in the U.S., notably in Consumer Staples and Utilities. Selection was also strong in the UK and Japan, and to a lesser extent in continental Europe. Regional sector allocation also contributed, especially an overweight to Japan which fared better than the benchmark overall for the period. At the stock level, overweighting Kraft Heinz Co. which returned over 58% for the period was the strongest contributor, followed by non-benchmark Berkeley Group Holdings PLC and Japan Airlines Co. Ltd. which both meaningfully outperformed the benchmark by double digits.

Q. What were the leading detractors from performance?

A. Stock selection in the U.S. Consumer Discretionary and Telecommunications sectors and Australia, New Zealand and Canada banks were the leading detractors from performance. An overweight to Asia ex-Japan also detracted, as it underperformed the benchmark overall. An underweight to the U.S. Information Technology sector, which had a positive return for the period, was also a detractor. From a specific security perspective, the primary detractor was not owning Apple Inc. which returned over 11% in the benchmark for the period. Overweights to Grupo Financiero Santander Mexico SAB de CV, Class B Shares and CenturyLink, Inc., were also major detractors, with negative returns of over 43% and 34%, respectively, for the period.

Thank you for your investment in QS Batterymarch Global Dividend Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Batterymarch Financial Management, Inc.

October 20, 2015

RISKS: Equity securities are subject to price fluctuation. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations, as well as social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Dividends fluctuate and are subject to change. Dividends represent past performance and there is no guarantee they will continue to be paid. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2015 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of September 30, 2015 were:

QS Batterymarch Global Dividend Fund 2015 Annual Report	5

Fund overview (cont’d)

Consolidated Edison Inc. (1.1%), PartnerRe Ltd. (1.1%), Eli Lilly & Co. (1.1%), Clorox Co. (1.1%), Southern Co. (1.1%), Waste Management Inc. (1.1%), Lockheed Martin Corp. (1.1%), PepsiCo Inc. (1.1%), Dr. Pepper Snapple Group Inc. (1.1%) and Republic Services Inc. (1.1%). Please refer to pages 12 through 18 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of September 30, 2015 were: Consumer Staples (21.7%), Financials (18.9%), Utilities (12.7%), Telecommunication Services (11.3%) and Health Care (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The MSCI All Country World Index (“MSCI ACWI”) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

[v]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	QS Batterymarch Global Dividend Fund 2015 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2015 and September 30, 2014. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Prior year percentages have been restated to reflect current period classifications.

QS Batterymarch Global Dividend Fund 2015 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2015 and held for the six months ended September 30, 2015, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]							Based on hypothetical total return[1]
	Actual Total Return[2] Without Sales Charge	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period			Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[7]
Class A3	-0.53%	$1,000.00	$994.70	1.30%	$0.36	[4]	Class A	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Class A2[5]	-5.32	1,000.00	946.80	1.41	6.39	[6]	Class A2	5.00	1,000.00	1,018.00	1.41	7.13
Class C3	-0.55	1,000.00	994.50	2.05	0.56	[4]	Class C	5.00	1,000.00	1,014.79	2.05	10.35
Class FI	-3.44	1,000.00	965.60	1.30	6.41	[7]	Class FI	5.00	1,000.00	1,018.55	1.30	6.58
Class I	-3.28	1,000.00	967.20	0.94	4.64	[7]	Class I	5.00	1,000.00	1,020.36	0.94	4.76
Class IS	-3.28	1,000.00	967.20	0.85	4.19	[7]	Class IS	5.00	1,000.00	1,020.81	0.85	4.31

8	QS Batterymarch Global Dividend Fund 2015 Annual Report

[1]	For the six months ended September 30, 2015, unless otherwise noted.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	For the period September 18, 2015 (inception date) to September 30, 2015.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (10), then divided by 365.

[5]	For the period April 13, 2015 (inception date) to September 30, 2015.

[6]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal period (170), then divided by 365.

[7]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

QS Batterymarch Global Dividend Fund 2015 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class A2†	Class C†	Class FI	Class I†	Class IS
Twelve Months Ended 9/30/15	N/A	N/A	N/A	3.10%	N/A	3.59%
Inception* through 9/30/15	-0.53%	-5.32%	-0.55%	2.48	-3.76%	7.32

With sales charges[2]	Class A†	Class A2†	Class C†	Class FI	Class I†	Class IS
Twelve Months Ended 9/30/15	N/A	N/A	N/A	3.10%	N/A	3.59%
Inception* through 9/30/15	-6.23%	-10.78%	-1.54%	2.48	-3.76%	7.32

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 9/18/15 through 9/30/15)	-0.53%
Class A2 (Inception date of 4/13/15 through 9/30/15)	-5.32
Class C (Inception date of 9/18/15 through 9/30/15)	-0.55
Class FI (Inception date of 9/23/14 through 9/30/15)	2.54
Class I (Inception date of 3/2/15 through 9/30/15)	-3.76
Class IS (Inception date of 2/28/13 through 9/30/15)	20.08

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, A2, C, FI, I and IS shares are September 18, 2015, April 13, 2015, September 18, 2015, September 23, 2014, March 2, 2015 and February 28, 2013, respectively.

10	QS Batterymarch Global Dividend Fund 2015 Annual Report

Historical performance

Value of $1,000,000 invested in

Class IS Shares of QS Batterymarch Global Dividend Fund vs. MSCI All Country World Index† — February 2013 - September 2015

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class IS shares of QS Batterymarch Global Dividend Fund on February 28, 2013, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2015. The hypothetical illustration also assumes a $1,000,000 investment, as applicable, in the MSCI All Country World Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class IS shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Batterymarch Global Dividend Fund 2015 Annual Report	11

Schedule of investments

September 30, 2015

QS Batterymarch Global Dividend Fund

Security	Shares	Value
Common Stocks — 99.3%
Consumer Discretionary — 8.6%
Automobiles — 0.6%
Kia Motors Corp.	25,047	$1,136,134	(a)
Hotels, Restaurants & Leisure — 0.9%
McDonald’s Corp.	18,060	1,779,452
Household Durables — 1.0%
Berkeley Group Holdings PLC	37,850	1,916,449	(a)
Media — 1.6%
SES, FDR	42,923	1,354,439	(a)
Sky PLC	98,080	1,552,030	(a)
Total Media		2,906,469
Multiline Retail — 0.6%
Kohl’s Corp.	26,284	1,217,212
Specialty Retail — 1.7%
American Eagle Outfitters Inc.	96,456	1,507,607
TJX Cos. Inc.	23,011	1,643,446
Total Specialty Retail		3,151,053
Textiles, Apparel & Luxury Goods — 2.2%
Coach Inc.	56,186	1,625,461
Li & Fung Ltd.	1,252,000	963,522	(a)
Yue Yuen Industrial Holdings Ltd.	398,000	1,488,013	(a)
Total Textiles, Apparel & Luxury Goods		4,076,996
Total Consumer Discretionary		16,183,765
Consumer Staples — 21.7%
Beverages — 2.8%
Asahi Group Holdings Ltd.	36,800	1,197,603	(a)
Dr. Pepper Snapple Group Inc.	25,186	1,990,953
PepsiCo Inc.	21,141	1,993,596
Total Beverages		5,182,152
Food & Staples Retailing — 5.4%
FamilyMart Co., Ltd.	27,240	1,246,692	(a)
Flowers Foods Inc.	44,818	1,108,797
Koninklijke Ahold NV	68,248	1,332,024	(a)
Lawson Inc.	18,800	1,390,259	(a)
Metro Inc., Class A Shares	59,015	1,607,932
Wal-Mart Stores Inc.	27,233	1,765,788
William Morrison Supermarkets PLC	648,451	1,633,626	(a)
Total Food & Staples Retailing		10,085,118

See Notes to Financial Statements.

12	QS Batterymarch Global Dividend Fund 2015 Annual Report

QS Batterymarch Global Dividend Fund

Security	Shares	Value
Food Products — 8.5%
Bunge Ltd.	21,717	$1,591,856
Campbell Soup Co.	19,851	1,006,049
ConAgra Foods Inc.	46,543	1,885,457
General Mills Inc.	34,724	1,949,058
Hormel Foods Corp.	23,916	1,514,122
Kellogg Co.	26,851	1,786,934
Kraft Heinz Co.	23,863	1,684,250
McCormick & Co. Inc., Non Voting Shares	12,517	1,028,647
Nestle SA, Registered Shares	21,348	1,607,643	(a)
Pinnacle Foods Inc.	44,687	1,871,492
Total Food Products		15,925,508
Household Products — 4.0%
Church & Dwight Co. Inc.	20,629	1,730,773
Clorox Co.	17,744	2,049,964
Colgate-Palmolive Co.	16,347	1,037,381
Kimberly-Clark Corp.	15,678	1,709,529
Procter & Gamble Co.	11,930	858,244
Total Household Products		7,385,891
Tobacco — 1.0%
Imperial Tobacco Group PLC	27,683	1,432,822	(a)
Reynolds American Inc.	10,500	464,835
Total Tobacco		1,897,657
Total Consumer Staples		40,476,326
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
Royal Dutch Shell PLC, Class A Shares	64,400	1,518,662	(a)
TC Pipelines LP	18,837	896,830
TonenGeneral Sekiyu KK	183,000	1,776,904	(a)
Total Energy		4,192,396
Financials — 18.9%
Banks — 3.5%
BOC Hong Kong Holdings Ltd.	448,500	1,323,807	(a)
Grupo Financiero Santander Mexico SAB de CV, Class B Shares	509,500	753,781
National Bank of Canada	41,850	1,335,938
Oversea-Chinese Banking Corp., Ltd.	256,200	1,586,264	(a)
Toronto-Dominion Bank	37,480	1,477,293
Total Banks		6,477,083

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	13

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Global Dividend Fund

Security	Shares	Value
Insurance — 10.7%
Admiral Group PLC	55,158	$1,255,760	(a)
Allied World Assurance Co. Holdings AG	24,805	946,807
Aspen Insurance Holdings Ltd.	22,097	1,026,848
Axis Capital Holdings Ltd.	35,611	1,913,023
Hiscox Ltd.	74,849	1,067,817	(a)
Intact Financial Corp.	25,900	1,818,919
PartnerRe Ltd.	14,960	2,077,645
RenaissanceRe Holdings Ltd.	13,981	1,486,460
Samsung Life Insurance Co., Ltd.	16,959	1,416,753	(a)
Swiss Re AG	16,663	1,432,341	(a)
Talanx AG	45,392	1,357,579	(a)
Travelers Cos. Inc.	17,635	1,755,212
W.R. Berkley Corp.	25,942	1,410,466
Zurich Insurance Group AG	4,399	1,082,244	(a)
Total Insurance		20,047,874
Real Estate Investment Trusts (REITs) — 3.0%
American Capital Agency Corp.	46,477	869,120
Digital Realty Trust Inc.	23,467	1,532,865
Hatteras Financial Corp.	92,913	1,407,632
HCP Inc.	27,013	1,006,234
MFA Financial Inc.	114,125	777,191
Total Real Estate Investment Trusts (REITs)		5,593,042
Real Estate Management & Development — 1.7%
Daito Trust Construction Co., Ltd.	12,200	1,240,998	(a)
Swire Pacific Ltd., Class A Shares	76,000	854,213	(a)
Swiss Prime Site AG, Registered Shares	15,451	1,130,849	(a)
Total Real Estate Management & Development		3,226,060
Total Financials		35,344,059
Health Care — 10.3%
Biotechnology — 0.8%
AbbVie Inc.	29,344	1,596,607
Health Care Equipment & Supplies — 1.9%
Abbott Laboratories	36,764	1,478,648
Baxter International Inc.	22,340	733,869
Mindray Medical International Ltd., ADR	58,208	1,273,009
Total Health Care Equipment & Supplies		3,485,526
Health Care Providers & Services — 0.6%
Miraca Holdings Inc.	24,700	1,050,564	(a)

See Notes to Financial Statements.

14	QS Batterymarch Global Dividend Fund 2015 Annual Report

QS Batterymarch Global Dividend Fund

Security	Shares	Value
Pharmaceuticals — 7.0%
Eli Lilly & Co.	24,672	$2,064,800
GlaxoSmithKline PLC	64,595	1,238,268	(a)
Johnson & Johnson	17,525	1,635,959
Mitsubishi Tanabe Pharma Corp.	62,700	1,103,640	(a)
Novartis AG, Registered Shares	9,594	883,749	(a)
Otsuka Holdings Co., Ltd.	49,000	1,574,885	(a)
Pfizer Inc.	55,032	1,728,555
Roche Holding AG	4,509	1,191,972	(a)
Teva Pharmaceutical Industries Ltd., ADR	29,515	1,666,417
Total Pharmaceuticals		13,088,245
Total Health Care		19,220,942
Industrials — 7.2%
Aerospace & Defense — 1.1%
Lockheed Martin Corp.	9,619	1,994,115
Airlines — 1.0%
Japan Airlines Co., Ltd.	54,800	1,934,569	(a)
Commercial Services & Supplies — 2.1%
Republic Services Inc.	48,313	1,990,496
Waste Management Inc.	40,052	1,994,990
Total Commercial Services & Supplies		3,985,486
Electrical Equipment — 0.6%
Emerson Electric Co.	22,894	1,011,228
Industrial Conglomerates — 0.6%
Jardine Matheson Holdings Ltd.	24,600	1,162,983	(a)
Machinery — 0.9%
Deere & Co.	21,546	1,594,404
Transportation Infrastructure — 0.9%
Beijing Capital International Airport Co., Ltd.	858,000	803,317	(a)
Hutchison Port Holdings Trust	1,657,800	913,549	(a)
Total Transportation Infrastructure		1,716,866
Total Industrials		13,399,651
Information Technology — 4.3%
Communications Equipment — 0.9%
Cisco Systems Inc.	61,238	1,607,497
Semiconductors & Semiconductor Equipment — 1.0%
Intel Corp.	60,433	1,821,451
Software — 1.7%
Broadridge Financial Solutions Inc.	25,601	1,417,015
Microsoft Corp.	41,892	1,854,140
Total Software		3,271,155

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	15

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Global Dividend Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — 0.7%
International Business Machines Corp.	9,142	$1,325,316
Total Information Technology		8,025,419
Materials — 2.1%
Chemicals — 1.2%
Dow Chemical Co.	29,102	1,233,925
Potash Corp. of Saskatchewan Inc.	45,400	933,175
Total Chemicals		2,167,100
Containers & Packaging — 0.9%
Bemis Co. Inc.	43,774	1,732,137
Total Materials		3,899,237
Telecommunication Services — 11.3%
Diversified Telecommunication Services — 8.9%
AT&T Inc.	57,635	1,877,748
BCE Inc.	45,206	1,850,245
Bezeq Israeli Telecommunication Corp., Ltd.	647,648	1,238,874	(a)
CenturyLink Inc.	44,558	1,119,297
Chunghwa Telecom Co., Ltd., ADR	29,443	889,767
HKT Trust and HKT Ltd.	1,225,000	1,456,524	(a)
Nippon Telegraph & Telephone Corp.	37,600	1,320,501	(a)
PCCW Ltd.	2,950,000	1,526,068	(a)
Singapore Telecommunications Ltd.	582,000	1,476,360	(a)
Swisscom AG, Registered Shares	2,790	1,394,734	(a)
TDC A/S	151,100	779,717	(a)
Verizon Communications Inc.	41,656	1,812,453
Total Diversified Telecommunication Services		16,742,288
Wireless Telecommunication Services — 2.4%
KDDI Corp.	73,500	1,645,983	(a)
NTT DoCoMo Inc.	85,900	1,440,173	(a)
Rogers Communications Inc., Class B Shares	39,000	1,343,739
Total Wireless Telecommunication Services		4,429,895
Total Telecommunication Services		21,172,183
Utilities — 12.7%
Electric Utilities — 2.9%
Cheung Kong Infrastructure Holdings Ltd.	118,557	1,064,205	(a)
CLP Holdings Ltd.	113,933	972,376	(a)
Duke Energy Corp.	20,198	1,453,044
Southern Co.	45,549	2,036,040
Total Electric Utilities		5,525,665

See Notes to Financial Statements.

16	QS Batterymarch Global Dividend Fund 2015 Annual Report

QS Batterymarch Global Dividend Fund

Security		Shares	Value
Gas Utilities — 1.0%
Osaka Gas Co., Ltd.		251,000	$955,274	(a)
Tokyo Gas Co., Ltd.		178,000	865,267	(a)
Total Gas Utilities			1,820,541
Independent Power and Renewable Electricity Producers — 0.8%
Huaneng Power International Inc., Class H Shares		1,338,000	1,455,287	(a)
Multi-Utilities — 5.4%
CMS Energy Corp.		52,456	1,852,746
Consolidated Edison Inc.		31,622	2,113,931
DTE Energy Co.		20,154	1,619,777
National Grid PLC		104,197	1,451,126	(a)
WEC Energy Group Inc.		35,200	1,838,144
Xcel Energy Inc.		32,510	1,151,179
Total Multi-Utilities			10,026,903
Water Utilities — 2.6%
American Water Works Co. Inc.		24,802	1,366,094
Guangdong Investment Ltd.		1,098,000	1,648,396	(a)
Severn Trent PLC		55,100	1,824,260	(a)
Total Water Utilities			4,838,750
Total Utilities			23,667,146
Total Investments before Short-Term Investments (Cost — $196,196,021)			185,581,124

	Rate
Short-Term Investments — 0.3%
State Street Institutional Liquid Reserves Fund, Premier Class (Cost — $500,825)	0.125%	500,825	500,825
Total Investments — 99.6% (Cost — $196,696,846#)			186,081,949
Other Assets in Excess of Liabilities — 0.4%			758,654
Total Net Assets — 100.0%			$186,840,603

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $196,695,519.

Abbreviations used in this schedule:
ADR	— American Depositary Receipts
FDR	— Fiduciary Depositary Receipts

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	17

Schedule of investments (cont’d)

September 30, 2015

QS Batterymarch Global Dividend Fund

Summary of Investments by Country** (unaudited)
United States	51.8%
Japan	10.1
United Kingdom	7.2
Hong Kong	5.8
Canada	5.6
Switzerland	4.7
China	2.8
Bermuda	2.5
Singapore	2.1
Israel	1.5
Netherlands	1.5
South Korea	1.4
Germany	0.7
Luxembourg	0.7
Taiwan	0.5
Denmark	0.4
Mexico	0.4
Short-Term Investments	0.3
100.0%

**	As a percentage of total investments. Please note that the Fund holdings are as of September 30, 2015 and are subject to change.

See Notes to Financial Statements.

18	QS Batterymarch Global Dividend Fund 2015 Annual Report

Statement of assets and liabilities

September 30, 2015

Assets:
Investments, at value (Cost — $196,696,846)	$186,081,949
Foreign currency, at value (Cost — $214,091)	212,727
Dividends and interest receivable	584,125
Receivable for Fund shares sold	15,077
Receivable for securities sold	330
Prepaid expenses	65,497
Total Assets	186,959,705

Liabilities:
Investment management fee payable	66,579
Trustees’ fees payable	1,852
Service and/or distribution fees payable	28
Payable for Fund shares repurchased	15
Accrued expenses	50,628
Total Liabilities	119,102
Total Net Assets	$186,840,603

Net Assets:
Par value (Note 7)	$175
Paid-in capital in excess of par value	196,806,288
Undistributed net investment income	224,539
Accumulated net realized gain on investments and foreign currency transactions	427,459
Net unrealized depreciation on investments and foreign currencies	(10,617,858)
Total Net Assets	$186,840,603

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	19

Statement of assets and liabilities (cont’d)

September 30, 2015

Net Assets:
Class A	$9,947
Class A2	$123,903
Class C	$9,945
Class FI	$10,254
Class I	$59,303
Class IS	$186,627,251

Shares Outstanding:
Class A	926
Class A2	11,522
Class C	926
Class FI	955
Class I	5,549
Class IS	17,442,354

Net Asset Value:
Class A (and redemption price)	$10.74
Class A2 (and redemption price)	$10.75
Class C*	$10.74
Class FI (and redemption price)	$10.74
Class I (and redemption price)	$10.69
Class IS (and redemption price)	$10.70
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.40
Class A2 (based on maximum initial sales charge of 5.75%)	$11.41

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

20	QS Batterymarch Global Dividend Fund 2015 Annual Report

Statement of operations

For the Year Ended September 30, 2015

Investment Income:
Dividends	$2,382,766
Interest	2,767
Less: Foreign taxes withheld	(78,086)
Total Investment Income	2,307,447

Expenses:
Investment management fee (Note 2)	430,662
Legal fees	84,249
Registration fees	60,300
Audit and tax fees	32,680
Shareholder reports	31,483
Fund accounting fees	21,531
Custody fees	19,993
Trustees’ fees	5,200
Transfer agent fees (Note 5)	946
Insurance	587
Excise tax (Note 1)	249
Service and/or distribution fees (Notes 2 and 5)	74
Miscellaneous expenses	4,992
Total Expenses	692,946
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(129,352)
Net Expenses	563,594
Net Investment Income	1,743,853

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain From:
Investment transactions	426,123
Foreign currency transactions	9,352
Net Realized Gain	435,475
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(10,924,006)
Foreign currencies	(2,735)
Change in Net Unrealized Appreciation (Depreciation)	(10,926,741)
Net Loss on Investments and Foreign Currency Transactions	(10,491,266)
Decrease in Net Assets from Operations	$(8,747,413)

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	21

Statements of changes in net assets

For the Years Ended September 30,	2015	2014

Operations:
Net investment income	$1,743,853	$113,743
Net realized gain	435,475	80,023
Change in net unrealized appreciation (depreciation)	(10,926,741)	46,658
Increase (Decrease) in Net Assets from Operations	(8,747,413)	240,424

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(1,531,536)	(121,401)
Net realized gains	(88,289)	(40,110)
Decrease in Net Assets from Distributions to Shareholders	(1,619,825)	(161,511)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	210,089,648	2,911,710
Reinvestment of distributions	1,619,825	161,511
Cost of shares repurchased	(17,306,763)	(2,802,213)
Increase in Net Assets from Fund Share Transactions	194,402,710	271,008
Increase in Net Assets	184,035,472	349,921

Net Assets:
Beginning of year	2,805,131	2,455,210
End of year*	$186,840,603	$2,805,131
*Includesundistributed net investment income of:	$224,539	$10,393

See Notes to Financial Statements.

22	QS Batterymarch Global Dividend Fund 2015 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A Shares[1]	2015[2]

Net asset value, beginning of period	$10.86

Income (loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.07)
Total loss from operations	(0.06)

Less distributions from:
Net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$10.74
Total return[3]	(0.53)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	1.54%
Net expenses[4,5,6]	1.30
Net investment income[4]	4.22

Portfolio turnover rate	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class A2 Shares[1]	2015[2]

Net asset value, beginning of period	$11.44

Income (loss) from operations:
Net investment income	0.13
Net realized and unrealized loss	(0.74)
Total loss from operations	(0.61)

Less distributions from:
Net investment income	(0.08)
Total distributions	(0.08)

Net asset value, end of period	$10.75
Total return[3]	(5.32)%

Net assets, end of period (000s)	$124

Ratios to average net assets:
Gross expenses[4]	1.72%
Net expenses[4,5,6]	1.41
Net investment income[4]	2.54

Portfolio turnover rate	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A2 shares did not exceed 1.50%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

24	QS Batterymarch Global Dividend Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class C Shares[1]	2015[2]

Net asset value, beginning of period	$10.86

Income (loss) from operations:
Net investment income	0.01
Net realized and unrealized loss	(0.07)
Total loss from operations	(0.06)

Less distributions from:
Net investment income	(0.06)
Total distributions	(0.06)

Net asset value, end of period	$10.74
Total return[3]	(0.55)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	2.29%
Net expenses[4,5,6]	2.05
Net investment income[4]	3.47

Portfolio turnover rate	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 18, 2015 (inception date) to September 30, 2015.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class FI Shares[1]	2015	2014[2]

Net asset value, beginning of year	$10.98	$11.04

Income (loss) from operations:
Net investment income	0.24	0.01
Net realized and unrealized gain (loss)	0.10	(0.07)
Total income (loss) from operations	0.34	(0.06)

Less distributions from:
Net investment income	(0.24)	—
Net realized gains	(0.34)	—
Total distributions	(0.58)	—

Net asset value, end of year	$10.74	$10.98
Total return[3]	3.10%	(0.54)%

Net assets, end of year (000s)	$10	$10

Ratios to average net assets:
Gross expenses	5.33%	11.92%[4]
Net expenses[5,6]	1.26	1.30 [4]
Net investment income	2.10	6.76 [4]

Portfolio turnover rate	9%	76%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period September 23, 2014 (inception date) to September 30, 2014.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2014.

See Notes to Financial Statements.

26	QS Batterymarch Global Dividend Fund 2015 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class I Shares[1]	2015[2]

Net asset value, beginning of period	$11.25

Income (loss) from operations:
Net investment income	0.20
Net realized and unrealized loss	(0.62)
Total loss from operations	(0.42)

Less distributions from:
Net investment income	(0.14)
Total distributions	(0.14)

Net asset value, end of period	$10.69
Total return[3]	(3.76)%

Net assets, end of period (000s)	$59

Ratios to average net assets:
Gross expenses[4]	3.09%
Net expenses[4,5,6]	0.93
Net investment income[4]	3.10

Portfolio turnover rate	9%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period March 2, 2015 (inception date) to September 30, 2015.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.95%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	For the year ended September 30, 2015.

See Notes to Financial Statements.

QS Batterymarch Global Dividend Fund 2015 Annual Report	27

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30, unless otherwise noted:
Class IS Shares[1]	2015	2014	2013[2]

Net asset value, beginning of year	$10.89	$10.46	$10.00

Income from operations:
Net investment income	0.29	0.33	0.23
Net realized and unrealized gain	0.10	0.57	0.41
Total income from operations	0.39	0.90	0.64

Less distributions from:
Net investment income	(0.24)	(0.39)	(0.18)
Net realized gains	(0.34)	(0.08)	—
Total distributions	(0.58)	(0.47)	(0.18)

Net asset value, end of year	$10.70	$10.89	$10.46
Total return[3]	3.59%	8.84%	6.50%

Net assets, end of year (000s)	$186,627	$2,795	$2,455

Ratios to average net assets:
Gross expenses	1.04%	6.83%	13.02%[4]
Net expenses[5,6]	0.85	0.85	0.85 [4]
Net investment income	2.63	3.10	3.81 [4]

Portfolio turnover rate	9%	76%	9%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period February 28, 2013 (inception date) to September 30, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.85%. In addition, total annual operating fund expenses for Class IS shares did not exceed total fund operating expenses for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

28	QS Batterymarch Global Dividend Fund 2015 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

QS Batterymarch Global Dividend Fund (formerly QS Batterymarch Managed Volatility Global Dividend Fund) (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (formerly, Legg Mason North American Fund Valuation Committee) (the

QS Batterymarch Global Dividend Fund 2015 Annual Report	29

Notes to financial statements (cont’d)

“Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

30	QS Batterymarch Global Dividend Fund 2015 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$7,773,178	$8,410,587	—	$16,183,765
Consumer staples	30,635,657	9,840,669	—	40,476,326
Energy	896,830	3,295,566	—	4,192,396
Financials	21,595,434	13,748,625	—	35,344,059
Health care	12,177,864	7,043,078	—	19,220,942
Industrials	8,585,233	4,814,418	—	13,399,651
Telecommunication services	8,893,249	12,278,934	—	21,172,183
Utilities	13,430,955	10,236,191	—	23,667,146
Other common stocks	11,924,656	—	—	11,924,656
Short-term investments†	500,825	—	—	500,825
Total investments	$116,413,881	$69,668,068	—	$186,081,949

†	See Schedule of Investments for additional detailed categorizations.

For the year ended September 30, 2015, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At September 30, 2015, securities valued at $69,668,068 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its subadviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in

QS Batterymarch Global Dividend Fund 2015 Annual Report	31

Notes to financial statements (cont’d)

an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the

32	QS Batterymarch Global Dividend Fund 2015 Annual Report

character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a quarterly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $249 of Federal excise taxes attributable to calendar year 2014 in September 2015.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2015, no provision for income tax is

QS Batterymarch Global Dividend Fund 2015 Annual Report	33

Notes to financial statements (cont’d)

required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$249	—	$(249)
(b)	1,580	$(1,580)	—

(a)	Reclassifications are due to a non-deductible excise tax paid by the Fund.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of various items.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and QS Batterymarch Financial Management, Inc. (“QS Batterymarch”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. LMPFA, QS Batterymarch and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short-term instruments allocated to Western Asset. For their services, LMPFA pays QS Batterymarch and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class A2, Class C, Class FI, Class I and Class IS shares did not exceed 1.30%, 1.50%, 2.05%, 1.30%, 0.95% and 0.85%, respectively. In addition, total annual operating fund expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

34	QS Batterymarch Global Dividend Fund 2015 Annual Report

During the year ended September 30, 2015, fees waived and/or expenses reimbursed amounted to $129,352.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2015, LMIS and its affiliates retained sales charges of $289 on sales of the Fund’s Class A2 shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the period ended September 30, 2015.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2015, Legg Mason and its affiliates owned 98% of the Fund.

3. Investments

During the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$199,926,775
Sales	5,337,934

At September 30, 2015, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,971,043
Gross unrealized depreciation	(14,584,613)
Net unrealized depreciation	$(10,613,570)

4. Derivative instruments and hedging activities

During the year ended September 30, 2015, the Fund did not invest in derivative instruments.

QS Batterymarch Global Dividend Fund 2015 Annual Report	35

Notes to financial statements (cont’d)

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2, Class C and Class FI shares calculated at the annual rate of 0.25%, 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2015, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A1	$1	$0	[2]
Class A2[3]	44	9
Class C1	3	0	[2]
Class FI	26	29
Class I4	—	18
Class IS	—	890
Total	$74	$946

[1]	For the period September 18, 2015 (inception date) to September 30, 2015.

[2]	Amount represents less than $1.

[3]	For the period April 13, 2015 (inception date) to September 30, 2015.

[4]	For the period March 2, 2015 (inception date) to September 30, 2015.

For the year ended September 30, 2015, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A1	$1
Class A2[2]	53
Class C1	1
Class FI	428
Class I3	595
Class IS	128,274
Total	$129,352

[1]	For the period September 18, 2015 (inception date) to September 30, 2015.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]	For the period March 2, 2015 (inception date) to September 30, 2015.

36	QS Batterymarch Global Dividend Fund 2015 Annual Report

6. Distributions to shareholders by class

	Year Ended September 30, 2015	Year Ended September 30, 2014
Net Investment Income:
Class A1	$57	—
Class A2[2]	750	—
Class C1	56	—
Class FI	228	—	[3]
Class I4	648	—
Class IS	1,529,797	$121,401
Total	$1,531,536	$121,401

Net Realized Gains:
Class A1	—	—
Class A2[2]	—	—
Class C1	—	—
Class FI	$310	—	[3]
Class I4	—	—
Class IS	87,979	$40,110
Total	$88,289	$40,110

[1]	For the period September 18, 2015 (inception date) to September 30, 2015.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]	For the period September 23, 2014 (inception date) to September 30, 2014.

[4]	For the period March 2, 2015 (inception date) to September 30, 2015.

7. Shares of beneficial interest

At September 30, 2015, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Class A1
Shares sold	921	$10,000	—	—
Shares issued on reinvestment	5	57	—	—
Net increase	926	$10,057	—	—

Class A2[2]
Shares sold	12,005	$133,458	—	—
Shares issued on reinvestment	70	750	—	—
Shares repurchased	(553)	(6,166)	—	—
Net increase	11,522	$128,042	—	—

QS Batterymarch Global Dividend Fund 2015 Annual Report	37

Notes to financial statements (cont’d)

	Year Ended September 30, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares		Amount
Class C1
Shares sold	921	$10,000	—		—
Shares issued on reinvestment	5	56	—		—
Net increase	926	$10,056	—		—

Class FI
Shares sold	—	—	906	[3]	$10,000	[3]
Shares issued on reinvestment	49	$538	—	[3]	—	[3]
Net increase	49	$538	906	[3]	$10,000	[3]

Class I4
Shares sold	5,489	$61,496	—		—
Shares issued on reinvestment	60	648	—		—
Net increase	5,549	$62,144	—		—

Class IS
Shares sold	18,583,613	$209,874,694	271,055		$2,901,710
Shares issued on reinvestment	149,648	1,617,776	15,218		161,511
Shares repurchased	(1,547,579)	(17,300,597)	(264,418)		(2,802,213)
Net increase	17,185,682	$194,191,873	21,855		$261,008

[1]	For the period September 18, 2015 (inception date) to September 30, 2015.

[2]	For the period April 13, 2015 (inception date) to September 30, 2015.

[3]	For the period September 23, 2014 (inception date) to September 30, 2014.

[4]	For the period March 2, 2015 (inception date) to September 30, 2015.

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2015	2014
Distributions paid from:
Ordinary income	$1,523,224	$155,113
Net long-term capital gains	96,601	6,398
Total distributions paid	$1,619,825	$161,511

38	QS Batterymarch Global Dividend Fund 2015 Annual Report

As of September 30, 2015, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$598,433
Undistributed long-term capital gains — net	105,844
Total undistributed earnings	$704,277
Other book/tax temporary differences(a)	(53,606)
Unrealized appreciation (depreciation)(b)	(10,616,531)
Total accumulated earnings (losses) — net	$(9,965,860)

(a)

Other book/tax temporary differences are attributable to book/tax differences in the treatment of distributions from real estate investment trusts, the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to book/tax basis adjustments on partnerships.

QS Batterymarch Global Dividend Fund 2015 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of QS Batterymarch Global Dividend Fund (formerly, QS Batterymarch Managed Volatility Global Dividend Fund) (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended and for the period from February 28, 2013 (inception date) to September 30,2013. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2015, by correspondence with the custodian or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of QS Batterymarch Global Dividend Fund as of September 30, 2015 , the results of its operations for the year then ended, the changes in its net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended and for the period from February 28, 2013 (inception date) to September 30,2013, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 17, 2015

40	QS Batterymarch Global Dividend Fund 2015 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Batterymarch Global Dividend Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

QS Batterymarch Global Dividend Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000 (Chairman since 2013)
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

42	QS Batterymarch Global Dividend Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	40
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

QS Batterymarch Global Dividend Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2015); Officer and/or Trustee/Director of 156 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); formerly, Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); formerly, Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)

Number of funds in fund complex overseen by Trustee	147
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

44	QS Batterymarch Global Dividend Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

QS Batterymarch Global Dividend Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2015, Ms. Trust became a Trustee. In addition, Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

46	QS Batterymarch Global Dividend Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2015:

Record date:	12/10/2014	12/22/2014	3/30/2015	6/29/2015	9/29/2015
Payable date:	12/11/2014	12/23/2014	3/31/2015	6/30/2015	9/30/2015
Ordinary income:
Qualified dividend income for individuals	—	85.18%	78.52%	78.52%	78.52%
Dividends qualifying for the dividends received deduction for corporations	—	43.13%	41.42%	41.42%	41.42%
Long-term capital gain dividend	$0.342730	—	—	—	—

Please retain this information for your records.

QS Batterymarch Global Dividend Fund	47

QS Batterymarch

Global Dividend Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jane Trust*

*	Effective June 1, 2015, Ms. Trust became a Trustee, President and Chief Executive Officer.

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

QS Batterymarch Financial Management, Inc.

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment

Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

QS Batterymarch Global Dividend Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

QS Batterymarch Global Dividend Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Batterymarch Global Dividend Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2015 Legg Mason Investor Services, LLC Member FINRA, SIPC

BATX015994 11/15 SR15-2623

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2014 and September 30, 2015 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $187,500 in 2014 and $186,663 in 2015.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $4 in 2014 and $0 in 2015.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $16,000 in 2014 and $36,780 in 2015. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2014 and 2015; Tax Fees were 100% and 100% for 2014 and 2015; and Other Fees were 100% and 100% for 2014 and 2015.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2015.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 24, 2015

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	November 24, 2015